Axos Q2 Fiscal 2026 Earnings Supplement NYSE: AXJanuary 29, 2026

2 © 2025 Axos Financial, Inc. All Rights Reserved. 2 Loan Growth by Category $ Millions SF Warehouse Lending Multifamily Small Balance Commercial Jumbo Mortgage Asset-Based and Cash Flow Lending Lender Finance Non-RE Capital Call Facilities Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Inc (Dec)Q1 FY26Q2 FY26 $ (2)$ 3,753$ 3,751 2567881,044 (116)1,5851,469 (180)1,2091,029 1,0116,0507,061 971,2451,342 (186)2,5872,401 4683,9474,415 2411,4471,688 36471507 96069 $ 1,634$ 23,142$ 24,776 Lender Finance RE CRE Specialty Auto & Consumer

3 © 2025 Axos Financial, Inc. All Rights Reserved. 3 Three Months Ended December 31, 2025 ($ millions) Net Interest Income $ 24.3Interest Income - Loans and Leases (8.3)Interest Expense - External (4.8)Interest Expense - Internal (Axos Transfer Pricing)1 $ 11.2Total Net Interest Income $ (1.2)Provision for Credit Losses Non-Interest Income $ 14.1Operating Lease Income 4.8Other Income $ 18.9Total Non-Interest Income Non-interest Expense $ (14.8)Depreciation & Amortization Expense (11.0)Other Non-interest Expense $ (25.8)Total Non-interest Expense $ 3.1Pre Tax Income Income Statement Verdant Commercial Capital ("VCC") Impact Note 1: Term SOFR + 40bps applied to monthly average non-securitized loans and leases

4 © 2025 Axos Financial, Inc. All Rights Reserved. 4 Diversified Deposit Gathering Deposit balances as of December 31, 2025 Note 1: Excludes approximately $460 million of off-balance sheet deposits › Serves approximately 30% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › 1031 exchange firms › Title and escrow companies › HOA and property management › Business management and entertainment › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.1B Consumer Direct $11.3B Specialty Deposits $3.4B Distribution Partners $0.3B Axos Securities1 $1.1B Small Business Banking $0.8BCommercial & Treasury Management $5.2B Approximately 85% of deposits are FDIC-insured or collateralized Total Deposits: $23.2B

5 © 2025 Axos Financial, Inc. All Rights Reserved. 5 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL (4.8)

6 © 2025 Axos Financial, Inc. All Rights Reserved. 6 Credit Quality ($ millions) %Non-Accrual LoansLoans O/SDecember 31, 2025 1.17%$ 56$ 4,795Single Family-Mortgage & Warehouse 0.2462,498Multifamily and Commercial Mortgage 0.26228,403Commercial Real Estate 0.76658,504Commercial & Industrial - Non-RE 0.523576Auto & Consumer 0.61%$ 152$ 24,776Total %Non-Accrual LoansLoans O/SSeptember 30, 2025 1.50%$ 68$ 4,541Single Family-Mortgage & Warehouse 0.57162,794Multifamily and Commercial Mortgage 0.30227,295Commercial Real Estate 0.78627,981Commercial & Industrial - Non-RE 0.382531Auto & Consumer 0.74%$ 170$ 23,142Total %Non-Accrual LoansLoans O/SDecember 31, 2024 1.69%$ 70$ 4,150Single Family-Mortgage & Warehouse 1.43493,431Multifamily and Commercial Mortgage 0.97606,215Commercial Real Estate 1.22715,810Commercial & Industrial - Non-RE 0.482420Auto & Consumer 1.26%$ 252$ 20,026Total

axos

# AXOS FINANCIAL, INC.
## SELECTED FINANCIAL INFORMATION
*(Unaudited – dollars in thousands)*

| | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 |
|---|---|---|---|---|---|
| ***Selected Balance Sheet Data:*** | | | | | |
| Total assets | $ 28,201,406 | $ 27,431,817 | $ 24,783,078 | $ 23,981,154 | $ 23,709,422 |
| Loans—net of allowance for credit losses | 24,272,552 | 22,635,137 | 21,049,610 | 20,193,630 | 19,486,727 |
| Loans held for sale, carried at fair value | 18,826 | 12,202 | 10,012 | 15,644 | 25,436 |
| Allowance for credit losses | 327,043 | 307,431 | 290,049 | 279,950 | 270,605 |
| Securities—trading | 880 | 533 | 649 | 346 | 241 |
| Securities—available-for-sale | 811,126 | 57,798 | 66,008 | 79,958 | 97,848 |
| Securities borrowed | 109,141 | 182,518 | 139,396 | 91,915 | 114,672 |
| Customer, broker-dealer and clearing receivables | 277,308 | 263,095 | 252,720 | 300,907 | 298,887 |
| Total deposits | 23,232,748 | 22,264,753 | 20,829,543 | 20,136,714 | 19,934,904 |
| Advances from the FHLB | 60,000 | 60,000 | 60,000 | 60,000 | 60,000 |
| Secured financings | 691,507 | 782,423 | — | — | — |
| Borrowings, subordinated notes and debentures | 364,814 | 510,064 | 312,671 | 377,427 | 358,692 |
| Securities loaned | 128,869 | 204,620 | 139,426 | 111,094 | 135,258 |
| Customer, broker-dealer and clearing payables | 358,727 | 385,821 | 350,606 | 314,399 | 309,593 |
| Total stockholders' equity | $ 2,930,092 | $ 2,793,121 | $ 2,680,677 | $ 2,603,900 | $ 2,521,962 |
| Common shares outstanding at end of period | 56,677,323 | 56,643,547 | 56,483,617 | 56,865,524 | 57,097,632 |
| Common shares issued at end of period | 71,419,706 | 71,356,152 | 71,101,642 | 70,813,637 | 70,571,332 |
| ***Per Common Share Data:*** | | | | | |
| Book value per common share | $ 51.70 | $ 49.31 | $ 47.46 | $ 45.79 | $ 44.17 |
| Tangible book value per common share (Non-GAAP)[1] | $ 47.79 | $ 45.21 | $ 44.60 | $ 42.91 | $ 41.27 |
| ***Capital Ratios:*** | | | | | |
| Equity to assets at end of period | 10.39 % | 10.18 % | 10.82 % | 10.86 % | 10.64 % |
| Axos Financial, Inc.: | | | | | |
| Tier 1 leverage (to adjusted average assets) | 9.80 % | 10.26 % | 10.73 % | 10.45 % | 10.02 % |
| Common equity tier 1 capital (to risk-weighted assets) | 11.65 % | 11.66 % | 12.52 % | 12.39 % | 12.42 % |
| Tier 1 capital (to risk-weighted assets) | 11.65 % | 11.66 % | 12.52 % | 12.39 % | 12.42 % |
| Total capital (to risk-weighted assets) | 14.39 % | 15.20 % | 15.28 % | 15.21 % | 15.23 % |
| Axos Bank: | | | | | |
| Tier 1 leverage (to adjusted average assets) | 9.15 % | 9.69 % | 10.23 % | 10.14 % | 9.85 % |
| Common equity tier 1 capital (to risk-weighted assets) | 11.12 % | 11.37 % | 12.42 % | 12.31 % | 12.67 % |
| Tier 1 capital (to risk-weighted assets) | 11.12 % | 11.37 % | 12.42 % | 12.31 % | 12.67 % |
| Total capital (to risk-weighted assets) | 12.37 % | 12.62 % | 13.70 % | 13.49 % | 13.86 % |
| Axos Clearing LLC: | | | | | |
| Net capital | $ 94,673 | $ 91,442 | $ 86,996 | $ 79,264 | $ 83,932 |
| Excess capital | $ 88,369 | $ 86,042 | $ 81,834 | $ 73,172 | $ 78,282 |
| Net capital as a percentage of aggregate debit items | 30.04 % | 33.87 % | 33.71 % | 26.02 % | 29.71 % |
| Net capital in excess of 5% aggregate debit items | $ 78,913 | $ 77,942 | $ 74,091 | $ 64,035 | $ 69,805 |

© 2025 Axos Financial, Inc. All Rights Reserved.
7

axos

# AXOS FINANCIAL, INC.
## SELECTED FINANCIAL INFORMATION
*(Unaudited – dollars in thousands)*

| | At or For The Three Months Ended | | | | |
|---|---|---|---|---|---|
| | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 |
| ***Selected Income Statement Data:*** | | | | | |
| Interest and dividend income | $ 513,845 | $ 465,736 | $ 442,413 | $ 432,722 | $ 456,068 |
| Interest expense | 182,136 | 174,686 | 162,252 | 157,258 | 175,969 |
| Net interest income | 331,709 | 291,050 | 280,161 | 275,464 | 280,099 |
| Provision for credit losses | 25,000 | 17,255 | 14,997 | 14,500 | 12,248 |
| Net interest income, after provision for credit losses | 306,709 | 273,795 | 265,164 | 260,964 | 267,851 |
| Non-interest income | 53,378 | 32,340 | 41,285 | 33,373 | 27,799 |
| Non-interest expense | 184,574 | 156,246 | 150,652 | 146,261 | 145,320 |
| Income before income taxes | 175,513 | 149,889 | 155,797 | 148,076 | 150,330 |
| Income taxes | 47,116 | 37,537 | 45,122 | 42,870 | 45,643 |
| Net income | $ 128,397 | $ 112,352 | $ 110,675 | $ 105,206 | $ 104,687 |
| ***Weighted average number of common shares outstanding:*** | | | | | |
| Basic | 56,660,833 | 56,512,587 | 56,392,620 | 57,029,078 | 57,094,153 |
| Diluted | 57,731,339 | 57,782,828 | 57,558,280 | 58,174,696 | 58,226,006 |
| ***Per Common Share Data:*** | | | | | |
| Net income: | | | | | |
| Basic | $ 2.27 | $ 1.99 | $ 1.96 | $ 1.84 | $ 1.83 |
| Diluted | $ 2.22 | $ 1.94 | $ 1.92 | $ 1.81 | $ 1.80 |
| Adjusted earnings per common share (Non-GAAP)[1] | $ 2.25 | $ 2.07 | $ 1.94 | $ 1.81 | $ 1.82 |
| ***Performance Ratios and Other Data:*** | | | | | |
| Growth in loans held for investment, net | $ 1,637,415 | $ 1,585,527 | $ 855,980 | $ 706,903 | $ 206,118 |
| Loan originations for sale | $ 61,009 | $ 47,122 | $ 42,487 | $ 20,962 | $ 66,826 |
| Return on average assets | 1.83 % | 1.77 % | 1.85 % | 1.77 % | 1.74 % |
| Return on average common stockholders' equity | 17.44 % | 15.94 % | 16.85 % | 16.44 % | 16.97 % |
| Interest rate spread[2] | 4.17 % | 3.89 % | 3.97 % | 3.91 % | 3.91 % |
| Net interest margin[3] | 4.94 % | 4.75 % | 4.84 % | 4.78 % | 4.83 % |
| Net interest margin[3] – Banking Business Segment | 5.02 % | 4.80 % | 4.88 % | 4.83 % | 4.87 % |
| Efficiency ratio[4] | 47.93 % | 48.32 % | 46.87 % | 47.36 % | 47.20 % |
| Efficiency ratio[4] – Banking Business Segment | 41.39 % | 42.89 % | 40.94 % | 41.53 % | 40.95 % |
| ***Asset Quality Ratios:*** | | | | | |
| Net annualized charge-offs to average loans | 0.04 % | 0.11 % | 0.16 % | 0.09 % | 0.10 % |
| Nonaccrual loans to total loans | 0.61 % | 0.74 % | 0.79 % | 0.89 % | 1.26 % |
| Non-performing assets to total assets | 0.56 % | 0.64 % | 0.71 % | 0.79 % | 1.06 % |
| Allowance for credit losses - loans to total loans held for investment | 1.33 % | 1.34 % | 1.36 % | 1.37 % | 1.37 % |
| Allowance for credit losses - loans to non-performing loans | 215.81 % | 180.41 % | 170.23 % | 151.28 % | 107.58 % |

1 *See "Use of Non-GAAP Financial Measures" herein.*
2 *Interest rate spread represents the difference between the annualized weighted average yield on interest-earning assets and the annualized weighted average rate paid on interest-bearing liabilities.*
3 *Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.*
4 *Efficiency ratio represents non-interest expense as a percentage of the aggregate of net interest income and non-interest income.*

© 2025 Axos Financial, Inc. All Rights Reserved.

8

axos

# Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with GAAP, this earnings supplement includes non-GAAP financial measures such as adjusted earnings, adjusted earnings per diluted common share, and tangible book value per common share. Non-GAAP financial measures have inherent limitations, may not be comparable to similarly titled measures used by other companies and are not audited. Readers should be aware of these limitations and should be cautious as to their reliance on such measures. Although we believe the non-GAAP financial measures disclosed in this report enhance investors' understanding of our business and performance, these non-GAAP measures should not be considered in isolation, or as a substitute for GAAP basis financial measures.

We define "adjusted earnings", a non-GAAP financial measure, as net income without the after-tax impact of non-recurring acquisition-related costs and other costs (unusual or non-recurring charges). Adjusted earnings per diluted common share ("adjusted EPS"), a non-GAAP financial measure, is calculated by dividing non-GAAP adjusted earnings by the average number of diluted common shares outstanding during the period. We believe the non-GAAP measures of adjusted earnings and adjusted EPS provide useful information about the Company's operating performance. We believe excluding the non-recurring acquisition related costs and other costs (unusual or non-recurring) provides investors with an alternative understanding of Axos' core business.

Below is a reconciliation of net income, the nearest comparable GAAP measure, to adjusted earnings and adjusted EPS (Non-GAAP) for the periods shown:

| *(Dollars in thousands, except per share amounts)* | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 |
|---|---|---|---|---|---|
| Net income | $ 128,397 | $ 112,352 | $ 110,675 | $ 105,206 | $ 104,687 |
| Acquisition-related costs[1] | 2,419 | 2,941 | 1,604 | 1,604 | 1,645 |
| Verdant acquisition - Provision for credit losses | — | 7,765 | — | — | — |
| Other costs[2] | — | — | — | (1,879) | — |
| Income taxes | (649) | (2,681) | (465) | 80 | (503) |
| Adjusted earnings (non-GAAP) | $ 130,167 | $ 120,377 | $ 111,814 | $ 105,011 | $ 105,829 |
| Average dilutive common shares outstanding | 57,731,339 | 57,782,828 | 57,558,280 | 58,174,696 | 58,226,006 |
| Diluted EPS | $ 2.22 | $ 1.94 | $ 1.92 | $ 1.81 | $ 1.80 |
| Acquisition-related costs[1] | 0.04 | 0.05 | 0.03 | 0.03 | 0.03 |
| Verdant acquisition - Provision for credit losses | — | 0.13 | — | — | — |
| Other costs[2] | — | — | — | (0.03) | — |
| Income taxes | (0.01) | (0.05) | (0.01) | — | (0.01) |
| Adjusted EPS (Non-GAAP) | $ 2.25 | $ 2.07 | $ 1.94 | $ 1.81 | $ 1.82 |

*[1] Acquisition-related costs includes amortization of intangible assets, and for the three months ended September 30, 2025, also includes $1.3 million of acquisition-related costs associated with the Verdant acquisition.*

*[2] Other costs for the three months ended March 31, 2025, primarily reflects the payment of a legal judgment at an amount less than previously accrued.*

We define "tangible book value", a non-GAAP financial measure, as book value adjusted for goodwill and other intangible assets. Tangible book value is calculated using common stockholders' equity minus servicing rights, goodwill and other intangible assets. Tangible book value per common share, a non-GAAP financial measure, is calculated by dividing tangible book value by the common shares outstanding at the end of the period. We believe tangible book value per common share is useful in evaluating the Company's capital strength, financial condition, and ability to manage potential losses.

| *(Dollars in thousands, except per share amounts)* | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 |
|---|---|---|---|---|---|
| Common stockholders' equity | $ 2,930,092 | $ 2,793,121 | $ 2,680,677 | $ 2,603,900 | $ 2,521,962 |
| Less: servicing rights, carried at fair value | 25,431 | 26,243 | 27,218 | 27,585 | 28,045 |
| Less: goodwill and intangible assets | 196,119 | 205,747 | 134,502 | 135,966 | 137,570 |
| Tangible common stockholders' equity (Non-GAAP) | $ 2,708,542 | $ 2,561,131 | $ 2,518,957 | $ 2,440,349 | $ 2,356,347 |
| Common shares outstanding at end of period | 56,677,323 | 56,643,547 | 56,483,617 | 56,865,524 | 57,097,632 |
| Book value per common share | $ 51.70 | $ 49.31 | $ 47.46 | $ 45.79 | $ 44.17 |
| Less: servicing rights, carried at fair value per common share | $ 0.45 | $ 0.46 | $ 0.48 | $ 0.49 | $ 0.49 |
| Less: goodwill and other intangible assets per common share | $ 3.46 | $ 3.63 | $ 2.38 | $ 2.39 | $ 2.41 |
| Tangible book value per common share (Non-GAAP) | $ 47.79 | $ 45.22 | $ 44.60 | $ 42.91 | $ 41.27 |

© 2025 Axos Financial, Inc. All Rights Reserved.
9

10 © 2025 Axos Financial, Inc. All Rights Reserved. 10 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information